SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – April 16, 2007

DENDRITE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	001-16379 (Commission File Number)	22-2786386 (IRS Employer Identification No.)

1405 U.S. Highway 206, Bedminster, New Jersey (Address of Principal Executive Offices)		07921 (Zip Code)

(908) 443-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On April 16, 2007, Dendrite International, Inc. (the “Company”) issued a press release announcing that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has been granted by the U.S. antitrust authorities with respect to the proposed acquisition of the Company by Cegedim SA pursuant to the previously announced agreement and plan of merger.

A copy of the press release issued by the Company announcing the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 16, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Dendrite International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dendrite International, Inc.
Date: April 16, 2007

	By:	/s/ Christine A. Pellizzari
Christine A. Pellizzari
Senior Vice President,
General Counsel and Secretary